SIERRA CORE RETIREMENT FUND

a series of Northern Lights Fund Trust

Class A Shares: SIRAX

Class C Shares: SIRCX

Class I Shares: SIRIX

Class R Shares: SIRRX

Class A1 Shares: SIRAX

Class I1 Shares: SIRZX

Class Y Shares: SIRYX

Supplement dated March 14, 2013 to the Prospectus and Statement of Additional Information (“SAI”) dated January 29, 2013

The following supersedes any contrary information contained in any current Prospectus or the Fund's Statement of Additional Information

Effective March 8, 2013, the sale of Class Y Shares of the Sierra Core Retirement Fund (the “Fund”) is suspended.

Accordingly, the following sections of the prospectus have been amended:

References to Class Y Shares.  All references to Class Y shares in the prospectus and SAI are deleted effective as of March 8, 2013.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy Class Y shares of the Fund from any new investors or existing shareholders.

After March 14, 2013 and prior to March 31, 2013, you may redeem your investment in Class Y shares of the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund’s Class Y shares is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR CLASS Y SHARES OF THE FUND PRIOR TO MARCH 31, 2013 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-866-RETI-FND or 1-866-738-4363.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 29, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND or 1-866-738-4363.